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                                                                    Exhibit 10.7

Eddie Bauer, Inc.
15010 NE 36th Street
Redmond, Washington 98052

Attention: David Taylor, Interim Chief Financial Officer

Dear Mr. Taylor:

     Reference is hereby made to that certain Loan and Security Agreement dated as of June 21, 2005 among Eddie Bauer, Inc., the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Agent for the Lenders, Bank of America, N.A. and The CIT Group/Business Credit, Inc., as co-Syndication Agents, and General Electric Capital Corporation, as Documentation Agent (as amended, modified, supplemented or restated, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

     The Borrower has advised the Agent and the Lenders that certain Defaults or Events of Default have occurred and are continuing under the Credit Agreement by reason of the occurrence or failure to occur of certain events (the "Specified Events") as set forth in the notice from the Borrower to the Agent attached hereto as Schedule A. The Borrower has requested that the Agent and the Majority Lenders waive any Defaults or Events of Default which may arise solely by virtue of such Specified Events. The Agent and the Majority Lenders are willing to, and do hereby, waive any such Defaults or Events of Default, subject to the following:

1. This waiver relates only to the Specified Events. This waiver shall not be deemed to constitute a waiver of the provisions of the Credit Agreement on any other occasion or in any other circumstance.

2.   In connection with this Waiver, the Lenders waive any rights under Section
     6.8 of the Credit Agreement to have sole control and dominion of the Payment Account as a result of the Specified Events. This waiver shall not be deemed to constitute a waiver of such provisions of the Credit Agreement on any other occasion or in any other circumstance.

3. This waiver shall not be effective unless and until each of the conditions following are satisfied:

     a. The First Amendment, Waiver and Agreement relating to the Term Debt, a copy of which has been furnished to the undersigned, shall have become effective.

     b. The Agent shall have received the results of searches or other evidence reasonably satisfactory to the Agent indicating the absence of Liens on the assets of Eddie Bauer Fulfillment Services, Inc. (other than in favor of the holders of the Term Debt).


                                       1

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Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

     c. The Agent shall have received evidence of the certificates of amendment evidencing the DFS Name Change and the SGTC Name Change from the applicable Governmental Authorities.

4. Nothing contained herein shall be deemed to constitute a waiver of any other Defaults or Events of Default now existing or hereafter arising under the Credit Agreement. Except for the limited waiver provided herein, all terms and conditions of the Credit Agreement remain in full force and effect.

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Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

                                        Very truly yours,

                                        BANK OF AMERICA, N.A., as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA, N.A., as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

Assented to and Agreed:

EDDIE BAUER, INC.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

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Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

                                                                      Schedule A

Notice from the Borrower